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    As filed with the Securities and Exchange Commission on October 10, 1996
                                                     Commission File Number 000-


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Xomed Surgical Products, Inc.
        ---------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


               Delaware                       06-1393528
          ------------------    --------------------------------------
        (State of incorporation (I.R.S. Employer Identification No.) or organization)


        6743 Southpoint Drive North
        Jacksonville, Florida                                  32216
        ---------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class      Name of each exchange on which
           to be so registered      each class is to be registered

                                     None
            ------------------------------------------------------

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.   [ ]


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
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Item 1.  Description of Registrant's Securities to be Registered.
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          The Registrant's Preliminary Prospectus relating to the proposed offering of its Common Stock, dated October 10, 1996 (the "Prospectus"), and forming a part of Amendment No. 3 to the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended (Securities Act File No. 333-10515) (the "Registration Statement"), is incorporated herein by reference. Reference is made specifically to the sections in the Prospectus captioned "Description of Capital Stock" and "Dividend Policy."

     Item 2.  Exhibits.
     -----------------

(1)       Amendment No. 3 to Registrant's Registration Statement on Form S-1.**
(4)(a)    Second Restated Certificate of Incorporation of the Registrant.*
(4)(b)    Restated By-Laws of the Registrant.*
(5)       Specimen of Registrant's Common Stock certificate.**

--------------------

* Incorporated by reference to Amendment No. 1 to Registrant's Registration Statement on Form S-1, Securities Act File No. 333-10515.

** Incorporated by reference to Amendment No. 3 to Registrant's Registration
   Statement on Form S-1, Securities Act File No. 333-10515.

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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              XOMED SURGICAL PRODUCTS, INC.


                              By:/s/ Thomas E. Timbie
                                 -------------------------------
                              Name:   Thomas E. Timbie
                              Title:  Vice President, Finance and Chief
                                      Financial Officer

Date:  October 10, 1996

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